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                           AMENDMENT TO SEVERANCE AGREEMENT

              THIS AMENDMENT dated March 26, 1996 but effective as of November 21, 1994 ("Amendment") amends the Severance Agreement dated as of the 21st day of June, 1993 by and between Stockton Savings Bank, F.S.B., a federally chartered savings bank, with its principal executive offices at 501 West Weber Avenue, Stockton, California 95203 ("Bank") and David K. Rea ("Employee").

              NOW, THEREFORE, the parties agree as follows:

              1. Each capitalized term defined in the Agreement shall have the same meaning when used herein.

              2. Section 5 of the Agreement is hereby amended to provide that, upon termination of Employee's employment with the Bank under the circumstances set forth in Section 4(b), in addition to the payments and benefits provided in Sections 5(a) and 5(b), the Employee shall also be entitled to receive in cash an amount equal to the bonus he received under the Bank's bonus plan with respect to the preceding fiscal year.

              3. The Bank's address for notices, as specified in Section 8, is amended to be 501 West Weber Avenue, Stockton, California 95203,
     Attention: President.

              4. Except as modified herein, the Agreement shall remain in full force and effect.

              IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

     ATTEST:                           STOCKTON SAVINGS BANK, F.S.B.


     /s/ Kathleen L. Stover            By: /s/ Robert V. Kavanaugh
     ------------------------------       ---------------------------
     Kathleen L. Stover, Assistant        Robert V. Kavanaugh
     Secretary                            President

     WITNESS:                          EMPLOYEE:

     /s/ Kathleen L. Stover            /s/ David K. Rea
     ------------------------------    ------------------------------

                                       Name:     David K. Rea
                                       Address:  1275 Greeley Way
                                                 Stockton, California  95207
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